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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT                            March 25, 1994
 REPORTED):

                             NORTHROP CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     Delaware                      1-3229                     95-1055798
  (STATE OR OTHER             (COMMISSION FILE             (I.R.S. EMPLOYER
  JURISDICTION OF                  NUMBER)                IDENTIFICATION NO.)
  INCORPORATION)
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1840 Century Park East, Los Angeles, California  90067

     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:     (310) 553-6262

                             None
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

          On March 25, 1994, the Board of Directors of Northrop Corporation, a
Delaware corporation (the "Company"), amended Section 3.04 ELECTION AND TERM OF
OFFICE of the Company's Bylaws to add a third paragraph that requires any stockholder who proposes to nominate an individual or a slate of individuals for election at the Company's Annual Meeting of Stockholders to provide notice to the Secretary of such proposed nomination not less than 60 days, nor more than 90 days, prior to the meeting. In the event that the Annual Meeting is called on less than 70 days notice, the proposing stockholders must give such notice no later than the close of business on the tenth day following the date on which notice of the Annual Meeting is made or publicly disclosed, whichever first occurs. In the event that less than 70 days shall remain from the date of the public disclosure of this amendment to the date of any meeting, a proposing stockholder must give such notice no later than the close of business on the tenth day following the date on which such public disclosure was made. The Bylaw provision requires that a proposing stockholder include in the notice the name and address of such stockholder as well as the name and address of the person intending to be nominated. The Bylaw provision also requires that the stockholder provide sufficient information regarding the proposed nominee to satisfy the proxy requirements under the federal securities laws.

          A copy of the amendment to Section 3.04 ELECTION AND TERM OF OFFICE of the Company's Bylaws is filed as an Exhibit to this Current Report on Form 8-K.

          The 1994 Annual Meeting of Stockholders of the Company will be held on Wednesday, May 18, 1994, at 10:00 A.M. at the Sheraton Los Angeles Airport
Hotel, 6101 West Century Boulevard, Los Angeles, California 90045.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits
     --------

       99.1         Amendment to Section 3.04 ELECTION AND TERM OF OFFICE of the
                    Company's Bylaws.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORTHROP CORPORATION, a Delaware corporation


                                   By:   /s/ Richard R. Molleur
                                        ----------------------------
                                   Name:  Richard R. Molleur
                                   Title: Corporate Vice President

March 28, 1994

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                                 EXHIBIT INDEX

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

Exhibit No.                                        Description
- -----------                                        -----------
       99.1                     Amendment to Section 3.04 ELECTION AND TERM OF
                                OFFICE of the Company's Bylaws.

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                                                                    Exhibit 99.1


Add as a new 3rd paragraph of Section 3.04 ELECTION AND TERM OF OFFICE.

          Nominations for the election of directors may be made by the Board or a committee thereof or by any stockholder entitled to vote in the election of directors; provided, however, that a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder's intent to make such nomination has been given by such stockholder to, and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that (a) in the event that less than seventy (70) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs; and (b) in the event that less than seventy (70) days shall remain from the date of public disclosure of the adoption of this bylaw provision to the date of any meeting, notice by the stockholder to be timely with respect to such meeting must be so received not later than the close of business on the 10th day following the date on which such public disclosure was made. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) the name and address as they appear on the Corporation's books of the stockholder intending to make such nomination;
(c) the class and number of shares of capital stock of the Corporation which are beneficially owned by such stockholder; (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (e) the occupations and business history for the previous five years, other directorships, names of business entities of which the proposed nominee owns a 10 percent or more equity interest, a list of any criminal convictions, including federal and state securities violations and such other information regarding each proposed nominee as may be required by the federal proxy rules in effect at the time the notice is submitted and (f) the consent of each nominee to serve as a director of the Corporation if so elected. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.04. The Chairman of

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any meeting of stockholders shall direct that any nomination not made in accordance with these procedures be disregarded.

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